      Portions of this Exhibit 10.32 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.

                               STOCK SUBSCRIPTION


Helicon Therapeutics, Inc.





                                                July 17, 1997


To Helicon Therapeutics, Inc.:

      The undersigned hereby subscribes for ** shares of Series A Preferred Stock, $.001 par value per share, of Helicon Therapeutics, Inc. (the "Company") and agrees to contribute as total consideration therefor to the Company ** pursuant to the License and Services Agreement between the Company and Oncogene Science, Inc. ("OSI") attached hereto as Exhibit A (the "License and Services Agreement"), (ii) a non-exclusive, royalty-free license, pursuant to the License and Services Agreement, to use certain screening technology and commercialize products which are the subject of an OSI patent application covering a method of screening and modulation transcription and (iii) ** in cash.

-----------------------
**    This portion has been redacted pursuant to a request for confidential treatment.

      The undersigned hereby agrees, represents, and warrants that:

      (1) It is acquiring such shares for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof;

      (2) It has access to the same kind of information which would be available in a registration statement filed under the Securities Act of 1933;

      (3)   It is a sophisticated investor;

      (4) It understands that it may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Securities Act of 1933 or an exemption from the registration provisions of the Securities Act of 1933; and

      (5) The certificates representing such shares may contain a legend to the effect of (4) above.

                                    Very truly yours,

                                    Oncogene Science, Inc.


                              By:   _____________________________
                                    Name:  Robert L. Van Nostrand
                                    Title: Vice President and
                                           Chief Financial Officer



Accepted and Accepted:

Helicon Therapeutics, Inc.

By: _______________________________
    Name:  Arthur M. Bruskin, Ph.D.
    Title: Vice President